                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our reports dated:
i) December 13, 1996 with respect to the consolidated financial statements of PACE Entertainment Corporation and subsidiaries; ii) May 22, 1998 with respect to the combined financial statements of Contemporary Group;
iii) November 20, 1997 with respect to the combined financial statements of The Album Network, Inc. and Affiliated Companies; iv) March 20, 1998 with respect to the consolidated financial statements of BG Presents, Inc. and Subsidiaries;
v) March 13, 1998 with respect to the combined financial statements of Concert/Southern Promotions and Affiliated Companies; vi) April 10, 1998 with respect to the combined financial statements of Falk Associates Management Enterprises, Inc.; vii) May 1, 1998 with respect to the combined financial statements of Blackstone Entertainment LLC; viii) March 5, 1998 with respect to the consolidated financial statements of The Marquee Group, Inc. and Subsidiaries; ix) May 21, 1998 with respect to the combined financial statements of Alphabet City Sports Records, Inc. and Alphabet City Industries, Inc.; x) June 3, 1998 with respect to the consolidated financial statements of Cambridge Holding Corporation, Inc. and Subsidiary; and xi) July 6, 1998 with respect to the combined financial statements of Tollin-Robbins Entertainment, all incorporated by reference in this Current Report on Form 8-K of SFX Entertainment, Inc. ("SFX"), in the Registration Statement No. 333-58737 on
Form S-8 of SFX; Registration Statement No. 333-76123 on Form S-3 of SFX; and Amendment No. 1 to Registration Statement No. 333-72275 on Form S-4 of SFX.


                                                     /s/ ERNST & YOUNG LLP
                                                    ---------------------------
                                                         ERNST & YOUNG LLP

New York, New York
April 12, 1999